                         SMITH BARNEY INVESTMENT TRUST
                               on behalf of the
                 Smith Barney Large Capitalization Growth Fund

                         Supplement dated May 16, 2003
                      to Prospectus dated March 28, 2003

   The following information supplements the disclosure in the Prospectus of the Smith Barney Large Capitalization Growth Fund. Defined terms have the same meanings as set forth in the Prospectus.

   In light of the fund's emphasis on large capitalization growth companies, Management believes that the Russell 1000 Growth Index provides a more meaningful correlation with the fund's investment objective than its current benchmark the S&P 500 Index.

                         Average Annual Total Returns
                    Calendar Years Ended December 31, 2002

                                                             Since   Inception
                                 1 year  5 years  10 years inception   date
 Class A Return Before Taxes    (29.29)%   2.80%    N/A       3.64%  08/29/97
 Class A Return After Taxes on
 Distributions/(1)/             (29.29)%   2.71%    N/A       3.55%
 Class A Return After Taxes on
 Distributions and Sale of
 Fund Shares/(1)/               (17.98)%   2.27%    N/A       2.96%
 Class B Return Before Taxes    (29.84)%   2.91%    N/A       3.86%  08/29/97
 Class L Return Before Taxes    (27.64)%   2.88%    N/A       3.67%  08/29/97
 Class Y Return Before Taxes    (25.28)%   4.24%    N/A       3.87%  10/15/97
 Russell 1000 Growth Index/(2)/ (27.88)%  (3.84)%   N/A      (2.45)%    *
 S&P 500 Index/(3)/             (22.09)%  (0.58)%   N/A       0.98%     *

/(1)/ After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Class B, Class L and Class Y shares will vary.
/(2)/ The Russell 1000 Growth Index is an unmanaged index considered indicative of the growth-oriented domestic stock market in general and is comprised of stocks in the Russell 1000 that have higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
/(3)/ The S&P 500 Index is an unmanaged market-value weighted index comprised of 500 widely held common stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.
*  Index comparison begins on August 29, 1997.

FD 02767